Goodwill	6 Months Ended
Jun. 30, 2026
Goodwill [Abstract]
Goodwill
9.	Goodwill:

Goodwill is calculated as the excess of the acquisition price of MPC Capital over the identifiable net assets acquired and represents the future economic benefits expected to arise from other intangible assets acquired that do not qualify for separate recognition, including assembled workforce, knowledge base, continued innovation, and non-contractual relationships. Goodwill included in the MPC Capital segment constitutes a premium paid by the Company over the fair value of the net assets of MPC Capital, which is attributable to anticipated benefits from MPC Capital’s unique position as an asset management company. The goodwill is not tax deductible.

The changes in the carrying amount of goodwill for the six-month period ended June 30, 2026 are as follows:

Balance as of December 31, 2025	$24,126,824
Net exchange differences during the period	(730,792)
Balance as of June 30, 2026	$23,396,032

In December 2025, the valuation processes related to the acquisition of MPC Capital were completed. The purchase price allocation has been finalized to reflect all facts and circumstances that existed as of the acquisition date.